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                                        EXHIBIT 10.3







                                       REDDING BANCORP
                                   1998 STOCK OPTION PLAN

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                               TABLE OF CONTENTS

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                                                                                         Page
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
SECTION 1.  ESTABLISHMENT AND PURPOSE.....................................................  1

SECTION 2.  DEFINITIONS...................................................................  1
        (a)    "Bancorp"..................................................................  1
        (b)    "Board of Directors".......................................................  1
        (c)    "Cause.....................................................................  1
        (d)    "Change in Control"........................................................  1
        (e)    "Code".....................................................................  2
        (f)    "Committee"................................................................  2
        (g)    "Disability"...............................................................  3
        (h)    "Employee".................................................................  3
        (i)    "Exchange Act".............................................................  3
        (j)    "Exercise Price"...........................................................  3
        (k)    "Fair Market Value"........................................................  3
        (l)    "ISO"......................................................................  3
        (m)    "Nonstatutory Option"......................................................  3
        (n)    "Option"...................................................................  3
        (o)    "Optionee".................................................................  3
        (p)    "Outside Director".........................................................  3
        (q)    "Plan".....................................................................  4
        (r)    "Service"..................................................................  4
        (s)    "Share"....................................................................  4
        (t)    "Stock"....................................................................  4
        (u)    "Stock Option Agreement"...................................................  4
        (v)    "Subsidiary"...............................................................  4

SECTION 3.  ADMINISTRATION................................................................  4
        (a)    Committee Procedures.......................................................  4
        (b)    Committee Responsibilities.................................................  4
        (c)    Financial Reports..........................................................  5

SECTION 4.  ELIGIBILITY...................................................................  6
        (a)    General Rule...............................................................  6
        (b)    Ten-Percent Shareholders...................................................  6
        (c)    Attribution Rules..........................................................  6
        (d)    Outstanding Stock..........................................................  6

SECTION 5.  STOCK SUBJECT TO PLAN.........................................................  6
        (a)    Basic Limitation...........................................................  6
        (b)    Additional Shares..........................................................  6


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
SECTION 6.  TERMS AND CONDITIONS OF OPTIONS...............................................  6
        (a)    Stock Option Agreement.....................................................  6
        (b)    Number of Shares...........................................................  7
        (c)    Exercise Price.............................................................  7
        (d)    Vesting. ..................................................................  7
        (e)    Withholding Taxes..........................................................  7
        (f)    Exercisability and Term....................................................  7
        (g)    Nontransferability.........................................................  7
        (h)    Exercise of Options Upon Termination of Service............................  8
        (i)    No Rights as a Shareholder.................................................  8
        (j)    Modification, Extension and Renewal of Options.............................  8
        (k)    Restrictions on Transfer of Shares.........................................  8

SECTION 7.  PAYMENT FOR SHARES............................................................  8
        (a)    General Rule...............................................................  8
        (b)    Cashless Exercise..........................................................  8

SECTION 8.  ADJUSTMENT OF SHARES..........................................................  9
        (a)    General....................................................................  9
        (b)    Reorganizations............................................................  9
        (c)    Reservation of Rights......................................................  9

SECTION 9.  LEGAL AND REGULATORY REQUIREMENTS.............................................  9

SECTION 10. NO EMPLOYMENT RIGHTS.......................................................... 10

SECTION 11. DURATION AND AMENDMENTS....................................................... 10
        (a)    Term of the Plan........................................................... 10
        (b)    Right to Amend or Terminate the Plan....................................... 10
        (c)    Effect of Amendment or Termination......................................... 10

SECTION 12. EXECUTION..................................................................... 10


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                                 REDDING BANCORP
                             1998 STOCK OPTION PLAN


SECTION 1.  ESTABLISHMENT AND PURPOSE.

        The Plan is being established to attract and retain qualified employees, directors and consultants, to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of Bancorp, or to increase such interest, by purchasing Shares of Bancorp's Common Stock. The Plan provides for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Code section 422.

        The Plan shall be governed by, and construed in accordance with, the laws of the State of California. Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or a Stock Option Agreement.


SECTION 2.  DEFINITIONS.

        (a) "Bancorp" shall mean Redding Bancorp, a California corporation.

        (b) "Board of Directors" shall mean the Board of Directors of Bancorp, as constituted from time to time.

        (c) "Cause" shall mean (i) an Optionee's willful failure to substantially perform the Optionee's duties to Bancorp or a Subsidiary, other than a failure resulting from Disability, (ii) a willful act which constitutes gross misconduct or fraud and which is materially injurious to Bancorp or a Subsidiary, or (iii) conviction of, or a plea of "guilty" or "no contest" to, a felony. Whether Cause exists shall be determined by the Committee in its sole and absolute discretion and its determination shall be conclusive and binding on all persons.

        (d) "Change in Control" means the occurrence of any of the following events:

        (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) Had been directors of Bancorp twenty-four (24) months prior to such change; or

               (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of Bancorp twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination;


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        (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of Bancorp representing twenty percent (20%) or more of the combined voting power of Bancorp's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of Bancorp's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of Bancorp. For purposes of this Subsection (ii), the term "person" shall not include an employee benefit plan maintained by Bancorp;

        (iii) The sale of all or substantially all of the assets of Bancorp to a person or entity who is not an affiliate (including a Subsidiary) of Bancorp;

        (iv) the dissolution of Bancorp pursuant to action validly taken by the shareholders of Bancorp in accordance with applicable state law; or

        (v) the occurrence of any other tender offer, merger, consolidation, sale, reorganization, dissolution or other such event or series of events, which in the opinion of a majority of the Board of Directors (as reflected in a written resolution of the Board of Directors) has resulted in a change of control of Bancorp.

Any other provision of this Section 2(d) notwithstanding, the term "Change in Control" shall not include any of the following events, if undertaken at the election of Bancorp:

        (A) A transaction, the sole purpose of which is to change the state of Bancorp's incorporation; or

        (B) A transaction, the result of which is to sell all or substantially all of the assets of Bancorp to another corporation (the "surviving corporation"); provided that the surviving corporation is owned directly or indirectly by the shareholders of Bancorp immediately following such transaction in substantially the same proportions as their ownership of Bancorp's common stock immediately preceding such transaction; and provided, further, that the surviving corporation expressly assumes this Plan and all outstanding options; or

        (C) a public offering of securities by Bancorp.

        (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (f) "Committee" shall mean the full Board of Directors and/or a committee of the Board of Directors which is authorized to administer the Plan under Section 3. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options to persons who are subject to Section 16 of the Securities

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Exchange Act of 1934. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of Bancorp who need not qualify under Rule 16b-3, who may administer the Plan with respect to employees who are not subject to Section 16 of the Exchange Act, may grant Options under the Plan to such employees and may determine all terms of such Options.

        (g) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

        (h) "Employee" shall mean (i) any individual who is a common-law employee of Bancorp or of a Subsidiary, (ii) a member of the Board of Directors (including Outside Directors), or (iii) an independent contractor or advisor who performs services for Bancorp or a Subsidiary. Service as a member of the Board of Directors or as an independent contractor or advisor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

        (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (j) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

        (k) "Fair Market Value" shall mean (i) the closing price of a Share on the principal exchange which the Shares are trading, on the first trading day immediately preceding the date on which the Fair Market Value is determined, or
(ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the first trading day immediately preceding the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

        (l) "ISO" shall mean an employee incentive stock option described in Code section 422.

        (m) "Nonstatutory Option" shall mean an employee stock option that is not an ISO.

        (n) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

        (o) "Optionee" shall mean an individual who holds an Option.

        (p) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of Bancorp or of a Subsidiary.

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        (q) "Plan" shall mean this Redding Bancorp 1998 Stock Option Plan, as amended from time to time.

        (r) "Service" shall mean service as an Employee.

        (s) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).

        (t) "Stock" shall mean the Common Stock, no par value per share, of Bancorp.

        (u) "Stock Option Agreement" shall mean the agreement between Bancorp and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

        (v) "Subsidiary" shall mean any corporation if Bancorp and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.


SECTION 3.  ADMINISTRATION.

        (a) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

        (b) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

               (i)   To interpret the Plan and to apply its provisions;

               (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

               (iii) To authorize any person to execute, on behalf of Bancorp, any instrument required to carry out the purposes of the Plan;

               (iv)  To determine when Options are to be granted under the Plan;

               (v)   To select the Optionees;

               (vi) To determine the number of Shares to be made subject to each Option;


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               (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the duration of the Option, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

               (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

               (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration;

               (x) To determine the disposition of each Option under the Plan in the event of an Optionee's divorce or dissolution of marriage;

               (xi) To determine whether Options under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

               (xii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Stock Option Agreement; and

               (xiii) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Option to acquire Shares under the Plan.

        (c) Financial Reports. To the extent required by applicable law, and not less often than annually, Bancorp shall furnish to Optionees who do not have duties with Bancorp that assure them access to equivalent information Bancorp's summary financial information including a balance sheet regarding Bancorp's financial condition and results of operations.
Such financial statements need not be audited.



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SECTION 4.  ELIGIBILITY.

        (a) General Rule. Only Employees shall be eligible for designation as Optionees by the Committee. In addition, only individuals who are employed as common-law employees by Bancorp or a Subsidiary shall be eligible for the grant of ISOs.

        (b) Ten-Percent Shareholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of Bancorp or any of its Subsidiaries shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Code section 422(c)(5).

        (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

        (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.


SECTION 5.  STOCK SUBJECT TO PLAN.

        (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. The aggregate number of Shares which may be issued under the Plan upon exercise of Options shall not exceed one hundred eighty thousand (180,000) Shares, subject to adjustment pursuant to Section 8. The number of Shares which are subject to Options outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. During the term of the Plan, Bancorp shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

        (b) Additional Shares. In the event that any outstanding Option for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option shall again be available for the purposes of the Plan. In the event Shares issued under the Plan are reacquired by Bancorp pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available under the Plan.


SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

        (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and Bancorp. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems

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

appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

        (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant and the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in
Section 7.

        (d) Vesting. The right to exercise each Option shall vest as to not less than twenty percent (20%) of the Shares covered by the Option on each one-year anniversary from the date of grant. The number of Shares that may be purchased under an Option at the Exercise Price shall be equal to the difference between
(i) the product of the number of one-year anniversaries of the Optionee's continuous Service (including all days of any approved leaves of absence) from the date of grant times the number of Shares covered by the Option times the annual vesting percentage, minus (ii) the number of Shares purchased pursuant to the Option prior to such exercise, but in no case shall be more than the number of Shares covered by the Option minus the number of Shares purchased pursuant to the Option prior to such exercise. The resulting number of Shares will be rounded to the nearest whole number. Notwithstanding the foregoing, the right to exercise each Option shall be fully vested upon a Change in Control or if the Optionee terminates employment with Bancorp by reason of death, Disability, termination without Cause, or, in case of an Outside Director, mandatory retirement.

        (e) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (f) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding three sentences, the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

        (g) Nontransferability. During an Optionee's lifetime, his Option(s) shall be exercisable only by him and shall not be transferable, unless the Stock Option Agreement

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

otherwise provides. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will, beneficiary designation or by the laws of descent and distribution.

        (h) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with Bancorp and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by beneficiary designation, bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of service with Bancorp for any reason, and that the Optionee shall have the right to exercise the Option for at least six months following termination of service if the Optionee's service terminates due to death or Disability.

        (i) No Rights as a Shareholder. An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 8.

        (j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may cancel, modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his rights or increase his obligations under such Option.

        (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.


SECTION 7.  PAYMENT FOR SHARES.

        (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such options are exercised, except as provided in Subsections (b) below.

        (b) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to Bancorp in payment of the aggregate Exercise Price.

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SECTION 8.  ADJUSTMENT OF SHARES.

        (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

        (b) Reorganizations. In the event that Bancorp is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by Bancorp (if Bancorp is a surviving corporation); provided, however, that if assumption or continuation of the outstanding Options is not provided by such agreement then the Committee shall have the option of offering the payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, in all cases without the Optionees' consent.

        (c) Reservation of Rights. Except as provided in this Section 8, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by Bancorp of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of Bancorp to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


SECTION 9.  LEGAL AND REGULATORY REQUIREMENTS.

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which Bancorp's securities may then be listed, and Bancorp has obtained the approval or favorable ruling from any governmental agency which Bancorp determines is necessary or advisable.

SECTION 10.  NO EMPLOYMENT RIGHTS.

          No provision of the Plan, nor any Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. Bancorp and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.


SECTION 11.  DURATION AND AMENDMENTS.

        (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of the date first set forth above, subject to the approval of Bancorp's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months of its adoption by the Board of Directors, any Option grants already made shall be null and void, and no additional Option grants shall be made after such date. The Plan shall terminate automatically ten
(10) years after its original adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b) Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment or termination of the Plan shall not be materially altered, or impaired adversely, by such amendment or termination, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of Bancorp's shareholders only to the extent required by applicable laws, regulations or rules.

        (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.


SECTION 12.  EXECUTION.

        To record the adoption of the Plan by the Board of Directors, Bancorp has caused its authorized officer to execute the same as of __________, 1998.

                                 REDDING BANCORP


                                 By:
                                    -------------------------------------------

                                 Its:
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                                      -10-